                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     This Assignment and Assumption Agreement (this "ASSIGNMENT") is entered into as of June 6, 2000 by and among Forest Oil Corporation, a corporation organized under the laws of the State of New York, with headquarters located at 1600 Broadway, Suite 2200, Denver, Colorado 80202 (the "ASSIGNOR"), David H. Keyte, 2181 S. Clayton Street, Denver, Colorado 80210 (the "ASSIGNEE"), and Rentech, Inc., a corporation organized under the laws of the State of Colorado, with headquarters located at 1331 17th Street, Suite 720, Denver, Colorado 80202 ("RENTECH").


                                    RECITALS

     A. The Assignor entered into the following related agreements with Rentech on March 18, 2000:

          (i) That certain Stock Purchase Agreement (the "PURCHASE AGREEMENT") by which the Assignor purchased, (x) 1,000,000 shares (the "PURCHASED STOCK") of Rentech's common stock, par value $0.01 per share ("RENTECH COMMON STOCK"); (y) an option to purchase 2,000,000 shares of Rentech Common Stock at an exercise price of $1.25 per share and expiring December 31, 2001 (the "2001 OPTION"), and (z) an option to purchase 1,000,000 shares of Rentech Common Stock at an exercise price of $5.00 per share and expiring December 31, 2004 (the "2004 OPTION", and together with the 2001 Option and the Purchased Stock, the "PURCHASED SECURITIES"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

          (ii) Those certain Option Agreements (the "OPTION AGREEMENTS") in respect of the 2001 Option and the 2004 Option (collectively, the "OPTIONS"), respectively.

          (iii) That certain Registration Rights Agreement in respect of the various transactions contemplated by the Purchase Agreement (the "REGISTRATION RIGHTS AGREEMENT").

     B. The Assignor desires to sell, assign and transfer to the Assignee, and the Assignee desires to accept, the following portions of the Assignor's Purchased Securities (collectively, the "ASSIGNED SECURITIES"):

          (i)  from its Purchased Stock, 25,000 shares of Rentech Common Stock;

          (ii) from its 2001 Option, an option to purchase 50,000 shares of Rentech Common Stock on the same terms and conditions applicable thereto; and

          (iii) from its 2004 Option, an option to purchase 25,000 shares of Rentech Common Stock on the same terms and conditions applicable thereto.

     C. The Assignor also desires to sell, assign and transfer to the Assignee, and the Assignee desires to accept, such of the Assignor's rights, interests and obligations under the Registration Rights Agreement that relate to the Assigned Securities (the "ASSIGNED REGISTRATION RIGHTS").

     D.   Rentech acknowledges the transactions contemplated by this Assignment.


                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the covenants of the Assignee hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   ASSIGNMENT.

     (a) The Assignor hereby grants, sells, assigns and transfers to the Assignee the Assigned Securities and the Assigned Registration Rights.

     (b) The Assignee hereby accepts the assignment described in Section 1(a) hereof and assumes the responsibilities and obligations of the Assignor arising from and after the date hereof, as holder of the Assigned Securities and Assigned Registration Rights pursuant to the assignment described in Section 1(a) hereof.

     (c) Rentech hereby acknowledges the transfer and assignment provided for in this Section 1; for the avoidance of doubt, Rentech's consent to the transactions contemplated by this assignment is not required under the relevant provisions of the Purchase Agreement, the Option Agreements and the Registration Rights Agreement. Rentech further agrees to record each such respective transfer of the Assigned Securities in the books and records of Rentech and to issue new stock certificates or other documents evidencing such transfers, as applicable.

     2. REPRESENTATIONS OF ASSIGNEE. The Assignee hereby understands, agrees with, and represents and warrants to the Assignor, with respect to the transactions contemplated by this Assignment, that:

     (a) EMPLOYMENT STATUS WITH ASSIGNOR. The Assignee is an officer of the Assignor; and

     (b) ACCREDITED INVESTOR STATUS. The Assignee is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. The Assignee has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the transactions contemplated by this Assignment. The Assignee is aware that he may be required to bear the economic risk of the transactions contemplated by this Assignment for an indefinite period, and is able to bear such risk for an indefinite period.

     (c) RELIANCE. The Assignee understands the Assigned Securities and the Assigned Registration Rights are being offered to him in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and in compliance with the conditions and terms of the Purchase Agreement, the Option Agreements and the Registration Rights Agreement regarding the assignment and transfer of the Purchased Securities, and that the Assignor is relying upon the truth and accuracy of, and the Assignee's compliance with, the representations, warranties, acknowledgements, understandings, agreements and covenants of the Assignee set forth herein in order to determine the availability of such exemptions and the eligibility of the Assignee to acquire the Assigned Securities and the Assigned Registration Rights.

     3.   ASSUMPTION.

     (a) The Assignee hereby agrees to assume and timely perform all contract obligations of the Assignor with respect to the Assigned Securities and the Assigned Registration Rights.

     (b) The Assignee further agrees with Rentech to be bound by the terms and conditions of the Purchase Agreement, the Option Agreements and Registration Rights Agreement and any other related documents to which the Assignor is a party.

     (c) Except as expressly set forth in this Assignment, the Assignee does not hereby assume or agree to pay any other liabilities or obligations of the Assignor of any nature whatsoever.

     4. FURTHER ASSURANCES. The Assignor, for itself and its successors and assigns, hereby covenant and agree with the Assignee that it will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, transfers, assignments, powers of attorney and assurances as may be required to better assure, convey, transfer, confirm and vest unto the Assignee the Assigned Securities and the Assigned Registration Rights and to aid and assist the Assignee in collecting and reducing the same to possession.

     5. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

     6. COUNTERPARTS. This Assignment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the other party.


                           [ SIGNATURE PAGE FOLLOWS ]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed, all as of the date first written above.

                                  ASSIGNOR:

                                  FOREST OIL CORPORATION, a Colorado corporation


                                       By: /s/ Joan C. Sonnen
                                           ---------------------------------
                                           Name:  Joan C. Sonnen
                                           Title: Vice President




                                  ASSIGNEE:

                                  DAVID H. KEYTE,


                                        /s/ David H. Keyte
                                        ------------------------------------



                                  RENTECH, INC.,


                                       By: /s/ Ronald C. Butz
                                           ---------------------------------
                                           Name:  Ronald C. Butz
                                           Title: Vice President, Chief
                                                  Operating Officer